Exhibit 23.1


                          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 18, 1997 included (or included by reference) in Equity Marketing Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.




                                              ARTHUR ANDERSEN LLP

                                              Los Angeles, California
                                              March 17, 1998

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